UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 13, 2023

Date of Report (Date of earliest event reported)

A SPAC I Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-41285	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Level 39, Marina Bay Financial Centre Tower 2, 10 Marina Boulevard Singapore 018983	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +(65) 6818 5796

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each Unit consisting of one Class A ordinary share, no par value, three-fourths (3/4) of one redeemable Warrant and one Right	ASCAU	The Nasdaq Capital Market LLC
Class A ordinary shares, with no par value	ASCA	The Nasdaq Capital Market LLC
Warrants, each whole Warrant exercisable for one Class A ordinary share	ASCAW	The Nasdaq Capital Market LLC
Rights, each Right to receive one-tenth of one Class A ordinary share	ASCAR	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material definitive Agreements.

Merger Agreement

On February 15, 2023, A SPAC I Acquisition Corp., a British Virgin Islands business company (the “Parent”), NewGenIvf Limited, a Cayman Islands exempted company (the “Company” or “NewGen”), certain shareholders of the Company (each, a “Principal Shareholder” and collectively, the “Principal Shareholders”), A SPAC I Mini Acquisition Corp., a British Virgin Islands business company (the “Purchaser”), and A SPAC I Mini Sub Acquisition Corp., a Cayman Islands exempted company and wholly-owned subsidiary of the Purchaser (the “Merger Sub”), entered into a Merger Agreement (the “Merger Agreement”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Merger Agreement.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1, and is incorporated herein by reference, and the description of the Merger Agreement herein is qualified in its entirety by reference thereto.

Acquisition Merger and Acquisition Consideration

Upon the closing of the transactions contemplated in the Merger Agreement, Merger Sub will merge with and into the Company (the “Acquisition Merger”). Following the Acquisition Merger, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving company in the Acquisition Merger under the Laws of the Cayman Islands and become a wholly owned subsidiary of the Purchaser.

Pursuant to the terms of the Merger Agreement, the aggregate consideration to be paid to existing shareholders of the Company is $50,000,000, which will be paid entirely in stock, comprised of newly issued Class A ordinary shares of the Purchaser at a price of $10.00 per share. Upon the effectiveness of the Acquisition Merger, the issued and outstanding Company Shares will be cancelled and automatically converted into the right to receive, without interest, the applicable portion of the Closing Payment Shares for such number of Company Shares.

Reincorporation Merger

Concurrently with the Acquisition Merger, the Parent will be merged with and into the Purchaser, the separate corporate existence of the Parent will cease and the Purchaser will continue as the surviving corporation (the “Reincorporation Merger”). In connection with the Reincorporation Merger, each of the Parent’s issued and outstanding shares will be converted into an equivalent share of Purchaser as follows:

●	Each Parent’s Class A ordinary share shall be converted automatically into one corresponding Purchaser’s Class A ordinary share;

●	The one Parent’s Class B ordinary share shall be cancelled automatically and retired and will cease to exist;

●	Each issued and outstanding Parent’s right convertible into one-tenth (1/10) of one Parent’s Class A ordinary share shall be converted automatically into one-tenth (1/10) of one Purchaser’s Class A ordinary share, in accordance with the terms thereof;

●	Each issued and outstanding Parent’s warrant entitling the holder thereof to purchase one Parent’s Class A ordinary share at a price of $11.50 per whole share will be automatically adjusted to become one warrant to purchase one Purchaser’s Class A ordinary share at a price of $11.50 per whole share, in accordance with the terms thereof.

●	Each issued and outstanding Parent’s unit shall be separated automatically into its constituent securities, which shall be converted automatically into securities of the Purchaser in accordance with the above, as applicable.

Representations and Warranties

In the Merger Agreement, NewGen (together with its Subsidiaries, the “Company Group”) and its Principal Shareholders, jointly and severally, make certain representations and warranties (with certain exceptions set forth in the disclosure schedule to the Merger Agreement) relating to, among other things: (a) proper corporate existence and power of NewGen and its subsidiaries and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Merger Agreement and other transaction documents; (c) no need for governmental authorization for the execution, delivery or performance of the Merger Agreement and additional agreements thereto; (d) absence of conflicts; (e) capital structure; (f) accuracy of charter documents and corporate records; (g) accuracy of the list of all assumed or “doing business as” names used by the Company Group; (h) accuracy of the list of each subsidiary of NewGen; (i) required consents and approvals; (j) financial information; (k) accuracy, completeness and authenticity of contracts, documents and other papers; (l) absence of certain changes or events; (m) title to assets and properties; (n) material litigations; (o) material contracts; (p) licenses and permits; (q) compliance with laws; (r) ownership of intellectual property; (s) customers and suppliers; (t) accounts receivable and payable and loans; (u) no pre-payments received except in the ordinary of course of business; (v) employment and labor matters; (w) withholding of obligations of the Company Group applicable to its employees; (x) real property; (y) taxes matters; (z) environmental matters; (aa) finders fees; (bb) powers of attorney and suretyships; (cc) directors and officers; (dd) no unlawful payment; (ee) compliance with anti-money laundering laws; (ff) that NewGen is not an investment company; and (gg) other customary representations and warranties.

In the Merger Agreement, Parent, Purchaser and Merger Sub (collectively with Parent and Purchaser, the “Purchaser Parties”) make certain representations and warranties relating to, among other things: (a) proper corporate existence and power; (b) authorization, execution, delivery and enforceability of the Merger Agreement and other transaction documents; (c) no need for governmental authorization for the execution, delivery or performance of the Merger Agreement and additional agreements thereto; (d) finders fees; (e) absence of conflicts; (f) issuance of closing payment shares; (g) capital structure; (h) information supplied by the Purchaser Parties; (i) trust account; (j) Nasdaq Stock Market listing; (k) board approval; (l) SEC filing requirements and financial statements; (m) litigation; (n) compliance with laws; (o) that Parent is not an investment company; and (p) tax matters.

Conduct Prior to Closing; Covenants Pending Closing

Each of the Company Group and the Purchaser Parties has agreed, prior to the closing of the transactions contemplated by the Merger Agreement, to, and cause its Subsidiaries to, (a) conduct its respective business in the ordinary course, consistent with past practices, (b) not enter into any material transactions without the prior written consent of the other party, (c) use its commercially reasonable efforts to preserve intact its respective assets, keep available the services of its respective current officers and key employees and maintain in all material respects the current relationships with its respective suppliers, customers and other third parties, and (d) comply with all Laws applicable to it and its Subsidiaries and their respective businesses, assets and employees in all material respects. Each of the Company Group and Parent also agreed not to take certain specified actions without the prior written consent of the other party (which shall not be unreasonably withheld) prior to the closing of the transactions contemplated. Each of the Company Group and the Purchaser Parties also agreed not to, directly or indirectly, take any action intended or designed to facilitate an Alternative Transaction as described in the Merger Agreement.

The Merger Agreement also contains covenants providing for:

●	The Company Group and Purchaser Parties providing access to their respective assets, offices, properties, facilities, personnel and books and records and providing information relating to their respective business to the other party, its legal counsel and other representatives;

●	Each party promptly notifying the other party of certain events;

●	SEC filings and cooperation in making certain filings with the SEC;

●	NewGen delivering its audited financial statements by February 28, 2023;

●	Disbursement of funds in the trust account; and

●	Directors’ and officers’ indemnification and insurance.

Covenants

The Company Group makes covenants relating to, among other things: (a) reporting of taxes and compliance with laws; (b) obtaining third party consents; (c) delivery of annual and interim financial statements; (d) continued employment of certain employees ; (e) cooperation in connection with financing agreements; (f) obtaining Company shareholder approval; and (g) an equity incentive plan.

Each party further makes covenants relating to, among other things: (a) using commercially reasonable efforts to consummate and implement the transactions contemplated by the Merger Agreement and additional agreements thereto; (b) tax matters; (c) settlement and reimbursement of expenses; (d) compliance with SPAC agreements; (e) that Purchaser shall prepare with the assistance and cooperation of the Company Group, and file with the SEC a registration statement and proxy statement; and (f) confidentiality.

General Conditions to Closing

Consummation of the Merger Agreement and the transactions herein is conditioned on, among other things, (i) no provisions of any applicable law, and no order shall prohibit or prevent the consummation of the closing; (ii) there shall not be any action brought by a third party that is not an affiliate of the parties hereto to enjoin or otherwise restrict the consummation of the closing; (iii) the Reincorporation Merger shall have been consummated and the applicable certificates filed in the appropriate jurisdictions; (iv) the SEC shall have declared the registration statement effective, and no stop order suspending the effectiveness of the registration statement or any part thereof shall have been issued; (v) the Merger Agreement, each of the additional agreement as described in the Merger Agreement and the transactions contemplated hereby and thereby, shall have been duly authorized and approved respectively by the shareholders of NewGen and the Parent; and (vi) immediately after the closing, the Parent shall have in excess of $5,000,000 in net tangible assets.

Purchaser Parties’ Conditions to Closing

The obligations of Purchaser Parties to consummate the transactions contemplated by the Merger Agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

●	The Company Group and the Principal Shareholders complying with all of the obligations under the Merger Agreement in all material respects;

●	The representations and warranties of the Company Group and the Principal Shareholders being true on and as of the date of the Merger Agreement and closing date of the transactions, other than as would not reasonably be expected to have a material adverse effect;

●	There having been no material adverse effect to the Company Group;

●	All Company Group Consents having been obtained;

●	The Company’s key personnel having executed employment agreements; and

●	The Purchaser Parties receiving legal opinions from counsels in Thailand, Cambodia and Kyrgyzstan;

The Company’s Conditions to Closing

The obligations of the Company to consummate the transactions contemplated by the Merger Agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

●	Purchaser Parties complying with all of their obligations under the Merger Agreement in all material respects;

●	The representations and warranties of Purchaser Parties being true on and as of the date of the Merger Agreement and closing date of the transactions, other than as would not reasonably be expected to have a material adverse effect;

●	There having been no material adverse effect to Purchaser Parties;

●	The Purchaser Parties in material compliance with the reporting requirements under the applicable Securities Act and Exchange Act;

●	The Parent Shares Redemption shall have been completed in accordance with the terms hereof and the proxy statement;

●	The directors designated by the Company shall have been appointed to the board of directors of the Purchaser, effective as of the effective time of the Acquisition Merger; and

●	The Parent remaining listed on Nasdaq and the additional listing application for the Closing Payment Shares having been approved for listing by Nasdaq.

Termination

The Merger Agreement may be terminated and/or abandoned at any time prior to the closing by:

●	the Purchaser Parties, if the audited financial statements of the Company for the years ended December 31, 2022 and 2021 have not been delivered by February 28, 2023;

●	the Company and the Purchaser Parties any time prior to the closing date upon mutual agreement ;

●	the Purchaser Parties, if the Company and the Principal Shareholders have materially breached or failed to perform or comply with any representation, warranty, agreement or covenant contained in the Merger Agreement and such breach or failure to perform or comply has not been cured within (x) ten (10) business days following the date that the Company is notified in writing of such breach or failure to perform or comply or (y) a different date as mutually agreed by the Purchaser Parties and the Company; or

●	the Company, if the Purchaser Parties have materially breached or failed to perform or comply with any representation, warranty, agreement or covenant contained in the Merger Agreement and such breach or failure has not been cured within (x) ten (10) business days following the date that the Purchaser Parties are notified in writing of such breach or failure to perform or comply or (y) a different date as mutually agreed by the Purchaser Parties and the Company.

In the event that the Merger Agreement is terminated by the Purchaser Parties due to (i) the failure of the Company to deliver its audited financial statement by February 28, 2023 or (ii) any breach or failure by the Company or the Principal Shareholders which initially occurs on or prior to the date that is five (5) months after the initial filing of the preliminary Proxy Statement/Registration Statement with the SEC (the “Milestone Date”), the Company and the Principal Shareholders shall, on a joint and several basis, pay a break-up fee of $2,000,000 to the Parent and/or A SPAC (Holdings) Acquisition Corp., holder of the Parent’s Class B ordinary share.

In the event that the Merger Agreement is terminated by the Purchaser Parties due to any breach or failure by the Company or the Principal Shareholders which initially occurs after the Milestone Date, the Company and the Principal Shareholders shall, on a joint and several basis, pay a break-up fee of $1,000,000 to the Parent and/or A SPAC (Holdings) Acquisition Corp., holder of the Parent’s Class B ordinary share.

Voting and Support Agreement

Concurrently with the execution of the Merger Agreement, the Parent, the Purchaser, the Company and certain shareholders of the Company (the “Supporting Shareholders”) entered into a voting and support agreement (the “Support Agreement”) pursuant to which such Supporting Shareholders have agreed, among other things, to vote in favor of the Acquisition Merger, the adoption of the Merger Agreement and any other matters necessary or reasonably requested by the Parent, the Purchaser or the Company for consummation of the Acquisition Merger and the other transactions contemplated by the Merger Agreement.

In addition, the Supporting Shareholders have agreed not to sell, assign, encumber, pledge, hypothecate, dispose, loan or otherwise transfer the shares of the Company owned of record and beneficially by such Supporting Shareholders or over which such Supporting Shareholders have voting power, prior to the earlier to occur of (a) the closing of the Acquisition Merger, (b) the termination of the Merger Agreement, and (c) written agreement of the applicable Supporting Agreement and the Parent and Purchaser.

A copy of the Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference, and the foregoing description of the Subscription Agreement is qualified in its entirety by reference thereto.

Additional Agreements to be Executed at Closing

The Merger Agreement provides that, upon consummation of the transactions, the parties will enter into the following additional agreements.

Amended and Restated Registration Rights Agreement

At the closing, the Purchaser will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”) with certain shareholders of the Parent and the Company with respect to the shares of the Purchaser issued or issuable in connection with the business combination. A SPAC (Holdings) Acquisition Corp., holder of the Parent’s Class B ordinary share, has at least one (1) demand registration right for its registrable securities. The Registration Rights Agreement provides certain demand registration rights and piggyback registration rights to such shareholders, subject to underwriter cutbacks and issuer blackout periods. The Purchaser will agree to pay certain fees and expenses relating to registrations under the Registration Rights Agreement.

A copy of the form of Registration Rights Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2, and is incorporated herein by reference, and the foregoing description of the Registration Rights Agreement is qualified in its entirety by reference thereto.

Lock-up Agreement

At the closing, certain shareholders of the Company will enter into a lock-up agreement (the “Lock-Up Agreement”) with the Purchaser, pursuant to which such shareholders will agree, subject to certain customary exceptions, not to transfer, offer, sell, contract to sell, pledge or otherwise dispose of (i) any Purchaser Ordinary Shares, any Purchaser Ordinary Shares received or issuable upon settlement of restricted share units or the exercise of options or warrants to purchase any Purchaser Ordinary Shares, or any securities convertible into or exercisable or exchangeable for any Purchaser Ordinary Shares, in each case, held by, or beneficially owned by, such shareholders immediately after the Closing, for a period of one (1) year after the closing date and (ii) any Earnout Shares to the extent issued pursuant to the Merger Agreement, for a period of one (1) year after the issuance of such Earnout Shares.

Twenty percent (20%) of the lock-up shares are subject to early release from lock-up if after the date that is six (6) months after the closing date (in the case of the lock-up shares other than the Earnout Shares) or the date of the issuance (in the case of the Earnout Shares), the VWAP of the Purchaser Class A Ordinary Shares over any twenty (20) Trading Days within any thirty (30) Trading Day period is greater than or equal to $15.00 (as adjusted for share splits, share capitalization, subdivisions, reorganization, recapitalization and other similar arrangements.

A copy of the form of Lock-Up Agreement is filed with this Current Report on Form 8-K as Exhibit 10.3, and is incorporated herein by reference, and the foregoing description of the Lock-Up Agreement is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

 Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 2, 2023 (the “Original Meeting Date”), the Parent called to order its Extraordinary General Meeting of Shareholders (the “Extraordinary Meeting”) for the purpose of approving a proposal to amend and restate the Parent’s amended and restated memorandum and articles of association (the “Charter Amendment”) to, among other things, allow the Parent to extend the date by which it has to complete a business combination up to eight (8) times for an additional one (1) month each time from February 17, 2023 to October 17, 2023. For more information on the proposal, please refer to the Parent’s proxy statement, dated January 17, 2023, as supplemented on February 2, 2023. On the Original Meeting Date, the shareholders of the Parent voted to adjourn the Extraordinary Meeting until February 13, 2023 (the “Adjourned Meeting Date”). On the Adjourned Meeting Date, the shareholders of the Parent approved the Charter Amendment.

On February 14, 2023, following the shareholder approval, the Parent filed the Amended and Restated Memorandum and Articles of Association with the British Virgin Islands Registrar of Corporate Affairs on the same day, giving it the right to extend the date by which it has to complete a business combination up to eight (8) times for an additional one (1) month each time, from February 17, 2023 to October 17, 2023.

The foregoing description of the Charter Amendment is not complete and is subject to and qualified in its entirety by reference to the Amended and Restated Memorandum and Articles of Association, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1, and the provisions of which are incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 12, 2023, the record date for the Extraordinary Meeting, there were 8,694,000 ordinary shares of the Parent entitled to vote at the Extraordinary Meeting, and 7,596,087 ordinary shares, representing 87.37% of the total outstanding ordinary shares were represented by virtual attendance or by proxy at the Extraordinary Meeting. On the Original Meeting Date, the shareholders of the Parent voted to adjourn the Extraordinary Meeting until the Adjourned Meeting Date. The voting results for the adjournment proposal were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,474,051	122,036	0	0

On the Adjourned Meeting Date, shareholders approved the proposal to amend and restate the Parent’s amended and restated memorandum and articles of association, allow the Parent to extend the date by which it has to complete a business combination up to eight (8) times for an additional one (1) month each time from February 17, 2023 to October 17, 2023. Adoption of the Charter Amendment required approval by the majority of the ordinary shares represented by virtual attendance or by proxy which were present at the Extraordinary Meeting and were voted. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,475,525	120,662	0	0

Item 7.01 Regulation FD Disclosure.

On February 16, 2023, the Parent and NewGen issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is furnished hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

In connection with the shareholders’ vote at the Extraordinary Meeting, 3,272,305 Class A ordinary shares were tendered for redemption. On February 14, 2023, the Parent made a deposit of $90,000 (the “Extension Payment”) to the trust account and extended the time to complete a business combination from February 17, 2023 to March 17, 2023. Following such redemptions and the deposit of the Extension Payment, the amount of funds remaining in the trust account was approximately $37.3 million.

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions among Purchaser Parties and Company Group and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of Parent, Purchaser and NewGen to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of NewGen, Parent or Purchaser; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Parent’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of NewGen, Parent and Purchaser to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii) the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and (ix) risks associated with the financing of the proposed transaction. A further list and description of risks and uncertainties can be found in Parent’s IPO prospectus filed with the SEC and in the Registration Statement on Form F-4 and proxy statement that will be filed with the SEC by the Purchaser in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Purchaser Parties, NewGen, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, Parent and Purchaser will file relevant materials with the SEC, including the Registration Statement on Form F-4 and a proxy statement. The proxy statement and a proxy card will be mailed to shareholders of Parent as of a record date to be established for voting at the shareholders’ meeting relating to the proposed transactions. Shareholders will also be able to obtain a copy of the Registration Statement on Form F-4 and proxy statement without charge from Parent and Purchaser. The Registration Statement on Form F-4 and proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to Parent at Level 39, Marina Bay Financial Centre, Tower 2, 10 Marina Boulevard, Singapore 018983. INVESTORS AND SECURITY HOLDERS OF PARENT ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT PARENT AND PURCHASER WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARENT, PURCHASER, NEWGEN AND THE TRANSACTIONS.

Participants in Solicitation

Purchaser Parties, NewGen, certain shareholders of Parent, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Parent ordinary shares in respect of the proposed transaction. Information about Parent’s directors and executive officers and their ownership of Parent’s ordinary shares is set forth in Parent’s Registration Statement on Form S-1 filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
2.1*	Merger Agreement, dated as of February 15, 2023, by and among A SPAC I Acquisition Corp., NewGenIvf Limited, certain shareholders of NewGenIvf Limited, A SPAC I Mini Acquisition Corp., and A SPAC I Mini Sub Acquisition Corp.
3.1	Amended and Restated Memorandum and Articles of Association of A SPAC I Acquisition Corp, amended and restated on February 14, 2023.
10.1	Voting and Support Agreement, dated as of February 15, 2023, by and among A SPAC I Acquisition Corp., A SPAC I Mini Acquisition Corp., NewGenIvf Limited, and certain shareholders of NewGenIvf Limited
10.2	Form of Amended and Restated Registration Rights Agreement
10.3	Form of Lock-Up Agreement
99.1	Press Release dated February 16, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2023

A SPAC I ACQUISITION CORP.

By:	/s/ Claudius Tsang
Name:	Claudius Tsang
Title:	Chief Executive Officer